UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2007

ALPHA PRO TECH, LTD.
(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183_
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112, Markham, Ontario		L3R 9R2
Address of principal offices		Zip Code

Registrant’s telephone number including area code: 905-479-0654

Item 7.01 Regulation FD Disclosure.

On August 7, 2007 registrant issued a release announcing that it will be reporting its financial results for the second quarter of 2007 after the close of the market on Monday August 13, 2007 and that it will have a conference call regarding its 2007 second quarter at 4:30pm Eastern time on  Monday August 13, 2007.

The text of the release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 1. Release dated August 7, 2007 announcing that registrant will be reporting its financial results for the second quarter of 2007 after the close of the market on Monday August 13, 2007 and  that it will have a conference call regarding its 2007 second quarter  at 4:30pm Eastern time on Monday August 13, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date August 8, 2007	/s/ Lloyd Hoffman
Lloyd Hoffman
Chief Financial Officer